UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2006


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 0-17171                75-2212772
            --------                 -------                ----------
  (State or other jurisdiction     (Commission           (I.R.S. Employer
        of incorporation)          File Number)         Identification No.)



       650 South Edmonds, Suite 108, Lewisville, TX            75067
         (Address of principal executive offices)             Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On October 5, 2006 the Registrant issued a press release announcing the appointment of David N. Clark as President and Chief Operating Officer and Terence J. Cryan to its Board of Directors.

     A copy of the press release dated October 5, 2006 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated October 5, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      URANIUM RESOURCES, INC.




Date:  October 5, 2006                /s/ Thomas H. Ehrlich
                                      ------------------------------------------
                                      Thomas H. Ehrlich
                                      Vice President and Chief Financial Officer

Exhibit Index


Exhibit Number           Description
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Exhibit 99.1             Press Release dated October 5, 2006